UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2009

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16803

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 5, 2009, Rex Energy Corporation (the “Company”) entered into a Second Amendment to Credit Agreement with KeyBank National Association (“KeyBank”), as Administrative Agent, and the other lenders signatory thereto (the “Second Amendment”). The Second Amendment is effective as of December 23, 2008 and amends certain provisions of the Company’s senior credit facility entered into on September 28, 2007, as amended by the First Amendment to Credit Facility, entered into on April 14, 2008.

The Second Amendment provides that the borrowing base under the Company’s senior credit facility of $90 million will remain in effect until the next borrowing base re-determination date; provided that if the Company completes the sale of the Permian Basin assets of its wholly owned subsidiary, Rex Energy I, LLC, before such date, upon such sale, the borrowing base will be reduced to $80 million.

In addition, the Second Amendment amends the senior credit facility to amend the definition of “Alternate Base Rate”. The Second Amendment provides that the “Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (c) the (i) LIBO Rate plus (ii) the Applicable Margin for Euro Dollar Loans minus (iii) the Applicable Margin for ABR Loans each on such day. Prior to the Second Amendment, “Alternate Base Rate” meant, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus  1 /2 of 1%.

The foregoing description of the Second Amendment and the senior credit facility, as amended, is qualified in its entirety by reference to the complete text of the agreements. A copy of the Second Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the senior credit facility was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on October 3, 2007 and a copy of the First Amendment to Credit Facility was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 17, 2008.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Title
10.1	Second Amendment to Credit Agreement, effective as of December 23, 2008, among Rex Energy Corporation, as Borrower, KeyBank National Association, as Administrative Agent, and The Lenders Signatory Thereto.*

* Annex A to the Second Amendment, which contains a listing of the Permian Basin assets of Rex Energy I, LLC, has been omitted. The registrant will furnish supplementally a copy of Annex A to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Benjamin W. Hulburt
Benjamin W. Hulburt
President and Chief Executive Officer

Date: January 9, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Second Amendment to Credit Agreement, effective as of December 23, 2008, among Rex Energy Corporation, as Borrower, KeyBank National Association, as Administrative Agent, and The Lenders Signatory Thereto.*

* Annex A to the Second Amendment, which contains a listing of the Permian Basin assets of Rex Energy I, LLC, has been omitted. The registrant will furnish supplementally a copy of Annex A to the Commission upon request.